Acquisition of TE Connectivity’s Telecom,
Enterprise and Wireless Businesses
Eddie Edwards •
President and Chief Executive Officer
Mark Olson •
Executive Vice President and Chief Financial Officer
January 28, 2015
Exhibit 99.2

Caution Regarding Forward Looking Statements
Safe Harbor
Non-GAAP Financial Measures
CommScope management believes that presenting certain non-GAAP financial measures provides meaningful information to investors in understanding operating results and may enhance investors' ability to analyze financial and business trends.  Non-GAAP measures, including EBITDA, Adjusted EBITDA, Adjusted EPS and Adjusted Free Cash
Flow, are not a substitute for GAAP measures and should be considered together with the GAAP financial measures. As calculated, our non-GAAP measures may not be comparable to other similarly titled measures of other companies.  In addition, CommScope management believes that these non-GAAP financial measures allow investors to compare period to period more easily by excluding items that could have a disproportionately negative or positive impact on results in any particular period.  GAAP to non-
GAAP reconciliations are included in  the Appendix to this presentation.
This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning
CommScope, the proposed acquisition by CommScope of the Telecom, Enterprise and Wireless businesses of TE Connectivity and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of CommScope and TE Connectivity as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as "aim," "anticipate," "believe," "plan," "could," "would," "should," "estimate," "expect," "forecast," "future," "guidance,"
"intend," "may," "will," "possible," "potential," "predict," "project" or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the control of CommScope and TE Connectivity. Therefore, you should not place undue reliance on such statements.
Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory approvals in a timely manner, on terms acceptable to CommScope or TE Connectivity  or at all; failure to satisfy other closing conditions to the proposed transactions; the risk that
CommScope will be required to pay the reverse break-up fee under the Stock and Asset Purchase Agreement; the risk that the TE Connectivity businesses will not be integrated successfully into CommScope or that CommScope will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; failure by CommScope to realize anticipated benefits of the acquisition; risks relating to unanticipated costs of integration; risks from relying on
TE Connectivity for various critical transaction services for an extended period; reductions in customer spending and/or a slowdown in customer payments; failure to manage potential conflicts of interest between or among customers; unanticipated changes relating to competitive factors in the telecommunications industry; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; changes in legislation or governmental regulations affecting the CommScope and the TE Connectivity businesses to be acquired; international, national or local economic, social or political conditions that could adversely affect CommScope, the TE Connectivity businesses to be acquired or their customers; conditions in the credit markets that could impact the costs associated with financing the acquisition; risks associated with assumptions made in connection with the critical accounting estimates, including segment presentation, and legal proceedings of CommScope and/or the TE Connectivity businesses  to be acquired; and the international operations of CommScope and/or the TE Connectivity businesses to be acquired, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of CommScope and/or the
TE Connectivity businesses to be acquired, including those described in each of CommScope's and TE Connectivity's Annual Report on Form 10-K, Quarterly Reports
on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

Summary Overview
Enables CommScope to broaden its position as a leading communications infrastructure provider
1 Excluding purchase accounting, transition costs and other special or one-time items
Compelling
Financial Impact
•
Estimated run rate synergies of $150m three years following the close of the transaction
•
Estimated $50m of synergies in first full year following the closing
•
Expected to be more than 20% accretive to Adjusted EPS by the end of the first full year after closing on a pro forma basis
(1)
•
LTM 9/30/14 pro forma revenue of $5.8b
•
LTM 9/30/14 pro forma Adjusted EBITDA
(1)(2)
of $1.2b
•
20% LTM 9/30/14 pro forma Adjusted EBITDA margin
(1)(2)
Approvals
and Closing
•
Approved by boards of directors of both companies
•
Subject to customary closing conditions and regulatory approvals, including antitrust approval
•
Expected to close by the end of 2015
Strong Strategic
Rationale
•
Creates a company that is very well positioned to capitalize on the global, secular growth in bandwidth demand across both wired and wireless networks
•
More balanced revenue base across Wireless, Broadband Connectivity and Enterprise with a strong pro forma free cash flow profile
•
Enhances our ability to serve customers globally
Structure and
Consideration
•
Purchase price: $3.0b cash (~10x FY2014 Adjusted EBITDA)
•
Transaction financed through use of cash on hand and up to $3.0b of incremental debt
•
Fully committed financing in place from J.P. Morgan, B of A Merrill Lynch, Deutsche Bank and Wells Fargo
2 See Appendix of this presentation for a reconciliation of Total Operating Income (as reported) to Non-GAAP Adjusted EBITDA and Cash flow generated from operating activities (as reported) to
Non-GAAP adjusted Free Cash Flow for each of CommScope and TE Connectivity’s Telecom, Enterprise and Wireless businesses

Compelling Strategic and Financial Rationale
Aligns with CommScope’s Growth Plan
1

2

1 Estimated run rate synergies of $150m expected to be achieved in three years following the close of the transaction
TE Connectivity’s
Telecom, Enterprise
& Wireless
Businesses
Product & geographic
diversification
Enhanced product portfolio
More balanced revenue base across
Wireless, Broadband Connectivity and
Enterprise
Meaningfully expands footprint and
strengthens global competitive position
Expands platform for
innovative solutions
Significantly accretive
Estimated run rate synergies of $150m
(1)
Pro forma company with $5.8b revenue,
$1.2b Adjusted EBITDA
(1)(2)
in LTM 9/30/14
Highly complementary
transaction
Broadens position across multiple product
lines and geographies
Technology, solutions & talent to provide
greater value & a broader range of services
Compelling financial profile
and meaningful synergy
opportunities
Leading fiber technology
Addition of ~7,000 patents and patent
applications worldwide
2 See Appendix of this presentation for a reconciliation of Total Operating Income (as reported) to Non-GAAP Adjusted EBITDA and Cash flow generated from operating activities (as reported) to
Non-GAAP adjusted Free Cash Flow for each of CommScope and TE Connectivity’s Telecom, Enterprise and Wireless businesses

COMMSCOPE®

BIG
DATA
INFORMATION
LARGE
STORAGE
SEARCH
ANALYSIS
SETS
VOLUME
PETABYTES

'13-'18 CAGR: 61%

'13-'18 CAGR: 21%

'13-'18 CAGR: 18%

Robust Long-Term Growth Profile
Robust growth dependent on next-generation communications infrastructure
Big Four global trends driving demand for communications infrastructure
Mobile Data Consumer IP Traffic Business IP Traffic
Wireless
Broadband
Social Media
Cloud Service
Mobile Broadband Data
Social Media Cloud Service Big Data
Source: Cisco VNI report; Cisco Visual Networking Index, June 2014
(PB per month, Global, Business and Consumer) (PB per month, Global) (PB per month, Global)
1,480
2,582
4,337
6,981
10,788
15,838
2013 2014 2015 2016 2017 2018
40,905
50,375
61,439
74,361
89,689
107,958
2013 2014 2015 2016 2017 2018
10,263
12,100
14,300
16,899
20,016
23,595
2013 2014 2015 2016 2017 2018

#1
in cables for hybrid
fiber coaxial (HFC)
networks – for broadband
service providers
CommScope Today
Wireless
Enterprise Broadband
CommScope is a leading global provider of essential communications infrastructure
Global Position
#1
in merchant Radio
Frequency network
connectivity solutions and
small cell DAS solutions –
for carriers, OEMs and
enterprises
#1
in enterprise
connectivity solutions for
data centers and
commercial buildings
Segment
Revenue
(1)
% of Total
Adj. EBITDA
(1)(2)
Adj. EBITDA
(1)(2)
Margin
End
Customers
1 Segment revenue excludes $3.1mm of inter-segment eliminations. Revenue and Adjusted EBITDA based on LTM September 30, 2014
2 See Appendix of this presentation for a reconciliation of Total Operating Income (as reported) to Non-GAAP Adjusted EBITDA and Cash flow generated from operating activities (as reported) to Non-GAAP adjusted Free
Cash Flow for each of CommScope and TE Connectivity’s Telecom, Enterprise and Wireless businesses.  See CommScope’s Q314 results and investor materials for additional details.
$2,519m
65%
$843m
22%
$489m
13%
$658m
26%
$168m
20%
$34m
7%
Carriers
OEMs
Enterprises
Enterprises
(Primarily through channel
partners)
Cable MSOs

Overview of TE Connectivity’s Telecom,
Enterprise and Wireless Businesses
Telecom
Enterprise Wireless
A leader in fiber optic connectivity in wireline and wireless networks
Bandwidth demand
New technologies and
business models
Regulatory change
$1,137m
$220m
19%
• FTTx Solutions
• Central office connectivity and
equipment
• Closures, cabinets and
terminals
• Patch panels and frames
Bandwidth demand
Intelligent buildings
Data centers
In-building cellular/DAS
• Fiber and central office LAN
solutions
• Data Center solutions
• Outlets, patch cords & panels
• Raceways and cable assemblies
Bandwidth demand
Mobile broadband
densification
In-building cellular/DAS
• Distributed  Antenna  Systems
(DAS)
$627m
$66m
11%
$164m
$13m
8%
Note: Financials based on LTM September 30, 2014
1 Adjusted EBITDA excludes restructuring costs, transition costs, purchase accounting and other special items.
2 Total revenue excludes a discontinued business
Solutions
Segment Revenue
Adj. EBITDA
(1)(3)
Adj. EBITDA margin
Growth Drivers
Total Revenue: $1,928m
(2)
; Adj. EBITDA: $299m; Adj. EBITDA margin: 15.5%
(1)(3)
3 See Appendix of this presentation for a reconciliation of Total Operating Income (as reported) to Non-GAAP Adjusted EBITDA and Cash flow generated from operating activities (as reported)
to Non-GAAP adjusted Free Cash Flow for each of CommScope and TE Connectivity’s Telecom, Enterprise and Wireless businesses

Complementary Transaction
Business
Description
•
Global cell site solutions
•
Global metro cell solutions
•
Global small cell DAS
•
Backhaul solutions
•
Differentiated small cell /
DAS technology
•
Primarily North America
•
HFC (coaxial and fiber) solutions
•
Multiple-system operators
(MSOs)
•
Primarily North America
•
Broad connectivity portfolio
•
FTTx deployments
•
Hyper scale data centers
•
Solid EMEA & APAC presence
•
Structured cabling
•
Intelligent building solutions
•
Data centers – DCIM & DCOD
•
Network intelligence
•
Fiber connectivity
•
Data center connectivity
•
Strong EMEA & APAC presence
Pro Forma
CommScope
(1)
Revenue
Adj.
EBITDA
Note: Financials based on LTM September 30, 2014. Revenue excludes $3.1mm of inter-segment eliminations for CommScope.
1 Excludes synergies. Excluding purchase accounting, transition costs and other special or one-time items
2 See Appendix of this presentation for a reconciliation of Total Operating Income (as reported) to Non-GAAP Adjusted EBITDA and Cash flow generated from operating activities (as reported) to Non-GAAP adjusted Free
Complementary transaction that broadens position across all segments
Business
Description
Revenue
Adj.
EBITDA (2)
Business
Description
Revenue
Adj.
EBITDA (2)
Enhanced product
portfolio
A leading fiber
technology and
strengthened global
presence
A leading fiber
technology and
strengthened global
presence
TE Connectivity’s
Telecom, Enterprise
& Wireless
Businesses
$2,519m
$164m
$658m
$13m
$2,683m
$671m
$489m
$1,137m
$34m
$220m
$1,626m
$254m
$843m $627m
$168m $66m
$1,470m
$234m
Cash Flow for each of CommScope and TE Connectivity’s Telecom, Enterprise and Wireless businesses
Wireless
Broadband
Connectivity
Enterprise
(2)

Further Diversifies CommScope’s Business
1  Actual segment reporting will be determined following the completion of the acquisition
2  Based on LTM September 30, 2014 revenue
Expansion into adjacent Wireline Telecom Networks / Fiber To The X (FTTx) market
More balanced revenue base across Wireless, Broadband Connectivity and Enterprise
Broadens customer base
CommScope
Today
(2)
Pro Forma
CommScope
(2)
Broadband
13%
Broadband
Connectivity
28%
Wireless
65%
Enterprise
22%
Wireless
46%
Enterprise
26%
CommScope
Today
(2)
Pro Forma
CommScope
(2)
US
56%
EMEA
19%
APAC
16%
Other
Americas
9%
US
51%
EMEA
24%
APAC
16%
Other
Americas
9%
Geographic Diversification
Expected to create leading positions across diverse and growing segments and geographies
Product Sales Diversification
(1)

Global Leadership and Scale
Mission, TX
Reynosa, Mexico
Euless, TX
Richardson, TX
Sorocaba, Brazil
Catawba, NC
Claremont, NC
Greensboro, NC
Forest, VA
Chennai, India
Singapore
Campbellfield, Australia
Goa, India
Suzhou, China
Tokyo, Japan
Dubai, UAE
Riyadh, Saudi Arabia
Lochgelly, Scotland
Bray, Ireland
Denbigshire, England
Yorkshire, England
Guildford, England
Veenendaal, Netherlands
Kessel-Lo, Belgium
Buchdorf, Germany
Brno, CZ
Pardubice, CZ
Agraté, Italy
Regional Expertise
Cost-effective Footprint
Minimizes time to market
Enhances flexibility
Optimizes low-cost region mix,
technology and proximity to
customers
Patents
nearly 10,000
Employees
> 20,000
R&D Spend
> $200 million annually
Manufacturing Facilities
> 30 worldwide
TE Connectivity’s Telecom,
Enterprise & Wireless
Businesses
Berkeley Vale, Australia
Juarez, Mexico
Wuxi, China
Shakopee, MN
Santa Teresa, NM
Delicias, Mexico
McCarran, NV
CommScope
Note: Map includes manufacturing and distribution locations pro forma for the acquisition

Significant and Achievable
Cost Synergy Potential
CommScope has strong track record of effective cost
management and integration of acquisitions
Estimated Run Rate Synergies
$150 million
(Three Years Following Closing)
Corporate-Wide Focus on Integration and
Synergy
Detailed three-year roadmap across all
functional areas:
o
Operations
o
Material savings
o
Plant rationalization
o
Sales, marketing and customer service
o
General and administrative
o
Research and development
o
Information technology
Understand, integrate and innovate
Drive cost reduction and margin expansion
$50
$120
$150
($m)
Year 1 Year 2 Year 3

COMMSCOPE

redwoodsystems
iTRACS
COMMSCOPE
COMMSCOPE
THE CARLYLE GROUP
COMMSCOPE
ARGUS
COMMSCOPE
alifabs
SYSTIMAX SOLUTIONS
ANDREW

Demonstrated Record of Value Enhancing
Transactions and Successful Integrations
1976 1997 2011 2013
Acquired
Acquired
Founded IPO
Acquired (1)
Established Enterprise business
Revenue at time of acquisition: $542m
Current EBITDA margin > 20%
Acquired
Established Wireless business
Revenue at time of acquisition: $2.2b
Significant margin improvement
acquired
Acquired
Announced acquisition
Revenue: $1.9b
Estimated run-rate synergies: $150m
TE Connectivity’s Telecom, Enterprise &
Wireless Businesses
Transformative acquisitions
IPO
2014 2004 2007 2015
1 Business acquired from Avaya Connectivity Solutions

Enhanced Pro Forma Financial Profile
Business mix and geographic reach
provide platform for revenue growth
Incremental operating efficiencies drive
margin improvement opportunity
Synergies drive further value creation
opportunity
Expected to be in excess of 20%
accretive to Adjusted EPS by the end of
the first full year after closing on a pro
forma basis
(2)
Strong cash flow profile supports debt
reduction and continued investment in
business
Revenue
Adjusted EBITDA
Adjusted Free Cash Flow
(3)
Note: See Appendix of this presentation for a reconciliation of Total Operating Income (as reported) to Non-GAAP Adjusted EBITDA and Cash flow generated from operating activities (as reported) to Non-GAAP adjusted Free Cash Flow for each of
CommScope and TE Connectivity’s Telecom, Enterprise and Wireless businesses
1 PF 2014 combines CommScope and TE Connectivity’s Telecom, Enterprise and Wireless businesses results based on LTM September 30, 2014 and excludes synergies
2 Excludes purchase accounting, transition costs and other special or one-time items
3 PF 2014 adjusted Free Cash Flow excludes synergies, transaction or incremental synergy costs, and incremental cash paid for interest related to new debt from the transaction.
(1)
(1)(2)
(1)
($m)
($m)
($m)
Standalone CommScope
Transaction Pro Forma
Standalone CommScope
Transaction Pro Forma
Standalone CommScope
Transaction Pro Forma
2012 2013 PF 2014
$571
$675
$1,159
2012 2013 PF 2014
$3,322
$3,480
5,787
2012 2013 PF 2014
$258
$254
496
$
$

Transaction Positions CommScope for
Significant Future Growth & Value Creation
Strong Global
Position
• Leader across Wireless, Broadband Connectivity and Enterprise
• Leadership position driven by technology, scale, product portfolio and operational excellence
Operational
Excellence
• Culture of continuous improvements and cost reductions
• Strong track record of integration and synergy realization
• Manufacturing model optimizes low-cost regions, technology and proximity to customers
• Products
• Customers
• Geographies
Diversified Business
Model
• Fundamental demand for bandwidth is driving growth for
CommScope solutions
• Next-generation broadband networks = Wireless and FTTx
Attractive Industry
Growth Trends
Compelling Financial
Profile
• Robust cash flow characteristics across economic cycles
• Proven track record of effective cost management and
deleveraging
• Continued ability to re-invest in business
Enables CommScope to broaden its position as a leading communications infrastructure provider

Appendix
CommScope management believes that presenting certain non-GAAP financial measures provides meaningful information to investors in understanding operating results and may enhance investors' ability to analyze financial and business trends.  Non-GAAP measures, including
EBITDA, Adjusted EBITDA, Adjusted EPS and Adjusted Free Cash Flow, are not a substitute for GAAP measures and should be considered together with the GAAP financial measures. As calculated, our non-GAAP measures may not be comparable to other similarly titled measures of other companies.  In addition, CommScope management believes that these non-GAAP financial measures allow investors to compare period to period more easily by excluding items that could have a disproportionately negative or positive impact on results in any particular period.  GAAP to non-GAAP reconciliations are included in  the Appendix to this presentation.

Reconciliation of GAAP to Adjusted Measures
CommScope
FYE 12/31 ($mm)
2012 2013 LTM Q3 2014
Net sales 3,321.9 $       3,480.1 $       3,848.3 $
Operating income, as reported 238.2 $          329.7 $          561.4 $
Amortization of purchased intangibles 175.7             174.9             177.4
Restructuring costs, net 23.0               22.1               17.3
Equity-based compensation 7.5                 16.1               19.2
Asset impairments 40.9               45.5               18.0
Transaction costs 6.3                 27.2               26.5
Purchase accounting adjustments - 2.5                 (11.4)
Adjustment of prior year warranty matter 8.9                 2.1                 2.1
Gain on sale of product line or subsidiary (1.5)                - -
Prior year customs matter 2.0                 - -
Non-GAAP adjusted operating income 501.1 $          620.1 $          810.4 $
Non-GAAP adjusted operating margin % 15.1% 17.8% 21.1%
Depreciation 69.5               55.2               49.9
Non-GAAP adjusted EBITDA 570.6 $          675.3 $          860.3 $
TE Connectivity Acquisition
(1)
FYE 09/30 ($mm)
2012 2013 2014
Revenues, as reported 1,957.1 $       1,890.0 $       1,938.7 $
Less: Exited business (74.8)              (34.6)              (10.9)
Revenues, as adjusted 1,882.3 $       1,855.4 $       1,927.8 $
Operating income, as reported 149.4 $          98.5 $            182.0 $
Amortization of purchased intangibles 31.1               31.1               30.7
Restructuring costs, net 24.9               90.4               39.2
Equity-based compensation 6.9                 6.9                 7.0
Exited business (7.9)                7.5                 4.8
Non-GAAP adjusted operating income 204.5 $          234.4 $          263.7 $
Non-GAAP adjusted operating margin % 10.9% 12.6% 13.7%
Depreciation 47.5 40.0 35.4
Non-GAAP adjusted EBITDA 252.0 $          274.4 $          299.1 $
1 TE Connectivity’s Telecom, Enterprise and Wireless businesses

Reconciliation of GAAP to Adjusted Measures
CommScope
FYE 12/31 ($mm)
2012 2013 LTM Q3 2014
Cash flow generated from operating activities, as reported 286.1 $          237.7 $          248.1 $
Less: Additions to property, plant and equipment (28.0)              (36.8)              (33.9)
Adjustments:
  Debt redemption premium -                   33.0               126.9
  Fee paid to terminate management agreement -                   20.2               20.2
Non-GAAP adjusted free cash flow 258.1 $          254.1 $          361.3 $
2 Excludes impact of restructuring and other special items
1 TE Connectivity’s Telecom, Enterprise and Wireless businesses
TE Connectivity Acquisition
(1)
FYE 09/30 ($mm)
2012 2013 2014
Cash flow generated from operating activities, as reported
(2)
215.9 $         194.7 $         173.3 $
Less: Additions to property, plant and equipment (29.0) (35.5) (39.1)
Non-GAAP adjusted free cash flow 186.9 $         159.2 $         134.2 $